UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549

                           _______________


                             FORM 8-K/A

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

                           _______________



Date of Report (Date of earliest event reported): April 7, 1997



                             SERAGEN, INC.
        (Exact name of registrant as specified in its charter)


  DELAWARE                      0-19855                 04-2662345
(State or other               (Commission              (IRS Employer
jurisdiction of                 File Number)            Identification
incorporation)                                                  No.)


           97 South Street, Hopkinton, Massachusetts  01748
         (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (508) 435-2331

                        Exhibit Index on page 4.

Item 7.   Financial Statements and Exhibits.
______    __________________________________

Exhibit Number      Description
_____________       ___________

99.1                The Registrant's Press Release dated April 9, 1997
                    (previously filed)

99.2 (*) Amendment to Sales and Distribution Agreement and Development Agreement, dated April 7, 1997, between the Registrant and Eli Lilly and Company (filed herewith) (previously filed as Exhibit 99.2 to the Registrant's report on Form 8-K with respect to an April 7, 1997 event; in its report on Form 8-K with respect to a June 10, 1997 event, the Registrant disclosed certain terms of the agreement for which confidential treatment had been granted previously.)

99.3 Stock Purchase Agreement, dated April 7, 1997, by and between the Registrant and Eli Lilly and Company (previously filed)


________________________________________________________________________


Notes:

(*) All exhibit descriptions followed by (*) indicate documents with respect to which Confidential Treatment has been granted.

                                    - 2 -
PAGE
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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SERAGEN, INC.
                                          ____________

                                          (Registrant)




Date: June 19, 1997                       /s/Reed R. Prior
                                          _________________
                                          Reed R. Prior
                                          Chairman of the Board and
                                          Chief Executive Officer

                          EXHIBIT INDEX
                          _____________


Exhibit                                                     Sequential
Number      Description                                     Page Number
_______     ___________                                     ___________


99.1        The Registrant's Press Release dated April 9,
            1997 (previously filed)

99.2        Amendment to Sales and Distribution Agreement
            and Development Agreement, dated April 7,
            1997, between the Registrant and Eli Lilly
            and Company (filed herewith) (previously filed
            as Exhibit 99.2 to the Registrant's report on
            Form 8-K with respect to an April 7, 1997 event;
            in its report on Form 8-K with respect to a
            June 10, 1997 event, the Registrant disclosed
            certain terms of the agreement for which
            confidential treatment had been granted
            previously.)                                           5

99.3 Stock Purchase Agreement, dated April 7, 1997, by and between the Registrant and Eli Lilly and Company (previously filed)


                                    - 4-

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